Exhibit 10.64

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

A.N.: 130339

AMD_00073593.0

AMENDMENT

Date of Amendment: June 1, 2012

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between MSCI Inc. (f/k/a Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) (“Licensee”), as previously amended. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed in the Agreement.

1.

Exhibit A of the Agreement is hereby amended to add the ***********. For the avoidance of doubt, the terms contained in Exhibit B of the Agreement shall apply to all Funds based on the ***********; provided that in addition to listing and trading the Funds on an U.S. domiciled exchange, Funds based on the *********** also may be listed and traded on stock or security exchanges domiciled in:

***********

***********

***********

***********

2.

Licensee shall pay MSCI an annual license fee per Fund *********** of the Fund’s ***********, ***********. For the avoidance of doubt, the terms set forth in this Section 2 shall apply only to Funds based on the ***********.

3.	All listed Funds must be issued, sold and traded on a public basis in accordance with the applicable securities law. All other terms and restrictions contained in Exhibit B shall apply.
4.

This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

5.	MSCI may terminate this Amendment with respect to the Index in the event that Licensee does not list a Fund based on the Index on an exchange within 1 year of the date of this Amendment.
6.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

LICENSEE: BlackRock Institutional Trust Company, N.A.	MSCI INC.
By/s/ Timothy M. Meyer Name Timothy M. Meyer (printed) Title M. Director	By/s/ David Dalpe Name David Dalpe (printed) Title Vice President

LICENSEE: BlackRock Institutional Trust Company, N.A.
By/s/ Jenni A. Lee Name Jenni A. Lee (printed) Title Director